BlackRock Capital Appreciation Fund, Inc.

(the “Fund”)

Supplement dated July 18, 2012

to the Summary Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following in order to provide that Jeffrey Lindsey, CFA, and Bryan Krause will serve as co-portfolio managers of the Fund:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2005 (and the predecessor fund, the SSR Fund, since 2002)	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CAPAP-0712SUP